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                                 JOHNSON FAMILY
                                     FUNDS

PROSPECTUS                                                      MARCH 27, 1998



TABLE OF CONTENTS

Prospectus Summary                               2
JohnsonFamily Intermediate Fixed Income Fund     3
JohnsonFamily Large Cap Equity Fund              5
JohnsonFamily Small Cap Equity Fund              8
JohnsonFamily International Equity Fund         10
Additional Investment Factors
  and Risks Regarding the Funds                 13
Risks of Investing in Foreign Securities        17
Investment Restrictions                         19
Management of the Company                       19
Administration                                  21
Transfer and Dividend Disbursing Agent,
  Custodian and Independent Accountants         21
Buying Shares of the Funds                      22
Selling (Redeeming)
  Shares of the Funds                           24
Exchange Privilege                              24
Net Asset Value (NAV)                           25
Dividends, Distributions and Taxes              25
Distribution Fees                               26
Yield and Performance Information               27
Organization and Description of Shares          28
Asset Allocation (Diversification)              28
Questions                                       28
Glossary of Important Terms                     29




JOHNSONFAMILY FUNDS PROSPECTUS                                  March 27, 1998

JOHNSONFAMILY FUNDS (the "Company") is an open-end, diversified management investment company consisting of four separate mutual fund portfolios, each with a specific investment objective (individually a "Fund" and collectively, the "Funds"). The Funds offer distinct investment opportunities designed to meet the needs of investors. The Funds are as follows:

EQUITY-ORIENTED
-------------------------------------------
Each of these Funds seeks long-term capital appreciation by investing primarily in:

JOHNSONFAMILY LARGE CAP EQUITY FUND
Large company stocks

JOHNSONFAMILY SMALL CAP EQUITY FUND
Small company stocks

JOHNSONFAMILY INTERNATIONAL EQUITY FUND
Foreign securities


INCOME-ORIENTED
-------------------------------------------
This Fund seeks current income consistent with preservation of capital by investing primarily in:

JOHNSONFAMILY INTERMEDIATE FIXED INCOME FUND
Fixed income securities including corporate debt, U.S. government obligations and mortgage-related securities

This Prospectus sets forth concisely the information about the Funds that prospective investors should know before investing. Investors are advised to read this Prospectus carefully and keep it for future reference. More detailed information about the Funds, including investment policies, techniques, restrictions and the risks associated with them, can be found in the Statement of Additional Information ("SAI") as supplemented from time to time dated March 27, 1998. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in this Prospectus by reference (which means that it is legally considered part of this Prospectus even though it is not printed here). A copy of the SAI may be obtained, without charge, by writing the Company at Caller No. 2012, Racine, Wisconsin 53401-9988. The SEC maintains a Website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the SEC.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, JOHNSON ASSET MANAGEMENT, INC., JOHNSON INTERNATIONAL, INC., ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN EACH OF THE FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                               PROSPECTUS SUMMARY

ORGANIZATION OF JOHNSONFAMILY FUNDS
JohnsonFamily Funds (the "Company") was incorporated under the laws of Maryland on January 27, 1998 and is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Company presently consists of four separate investment portfolios:
JohnsonFamily Intermediate Fixed Income Fund, JohnsonFamily Large Cap Equity Fund, JohnsonFamily Small Cap Equity Fund and JohnsonFamily International Equity Fund.

Johnson Asset Management, Inc. ("JAM") is the investment adviser ("Adviser") for each of the Funds. As the Adviser, JAM makes the investment decisions for the Funds. As of December 31, 1997, JAM managed approximately $650,000,000 in assets. The Funds are distributed by Sunstone Distribution Services, LLC (the "Distributor").

THE FUNDS
This Prospectus provides information on: the investment objectives, policies and risks of investing in the Funds, how to buy and sell shares, management and services provided to the Funds and other information. To assist investors in reading this Prospectus, there is a glossary defining important terms at the end of the Prospectus.

The Company's capital stock consists of a single class of common stock, which is divisible into an unlimited number of "series." Each Fund represents a separate series of common stock. Investors pay a sales charge immediately when any shares of common stock are purchased (front-end sales charge). In addition, there are "12b-1 fees" for each series. The 12b-1 fees are ongoing asset-based fees that the Funds charge pursuant to a plan to cover the costs of certain activities related to the distribution and service of the Funds' shares.

The series of shares an investor should purchase depends on the investor's investment objectives.

                          INVESTMENT               PRIMARY           PRIMARY
                           OBJECTIVE             INVESTMENTS          RISKS
--------------------------------------------------------------------------------
JohnsonFamily          Current Income          Investment-Grade   Interest Rate
Intermediate Fixed     Consistent With         Fixed Income       and Credit
Income Fund            Capital Preservation    Securities
--------------------------------------------------------------------------------
JohnsonFamily Large    Long-Term Capital       Large Company      Financial
Cap Equity Fund        Appreciation            Stocks             and Market
--------------------------------------------------------------------------------
JohnsonFamily Small    Long-Term Capital       Small Company      Financial
Cap Equity Fund        Appreciation            Stocks             and Market
--------------------------------------------------------------------------------
JohnsonFamily          Long-Term Capital       Foreign Stocks     Financial,
International          Appreciation                               Market and
Equity Fund                                                       Foreign
                                                                  Investment
--------------------------------------------------------------------------------


                  JOHNSONFAMILY INTERMEDIATE FIXED INCOME FUND

INVESTMENT OBJECTIVE
The Intermediate Fixed Income Fund seeks current income consistent with capital preservation by investing primarily in a diversified portfolio of investment-grade fixed income securities including corporate debt, U.S. government obligations and mortgage-related securities. In addition to producing current income, investing in fixed income securities can provide an opportunity for capital appreciation during periods of declining interest rates, when the market value of such securities can be expected to increase.

INVESTMENT POLICIES
Under normal market conditions, the Intermediate Fixed Income Fund will invest at least 65% of its total assets in fixed income securities with stated or remaining maturities between three years and ten years. Such securities may include, without limitation:

<F1> corporate debt securities, including notes, bonds and debentures of U.S.
     and foreign issuers payable in U.S. dollars rated within the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") at the time of initial purchase;

<F2> securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

<F3> mortgage-related securities, asset-backed securities and taxable municipal bonds rated within the four highest ratings category by an NRSRO.

The Intermediate Fixed Income Fund may invest the remaining 35% of its assets in high-quality money market instruments, including commercial paper, certificates of deposit and bankers' acceptances, variable rate master demand notes; government securities stripped of unmatured interest coupons; variable and floating rate bonds; repurchase agreements; financial futures; and options on debt securities.

The Intermediate Fixed Income Fund will not invest in debt securities if they are not rated within the four highest rating categories at the time of purchase by an NRSRO or, if unrated, found by the Adviser to be of comparable quality. Generally at least 75% of the Intermediate Fixed Income Fund's total assets will be invested in securities rated A or better by an NRSRO. The Intermediate Fixed Income Fund expects to maintain a dollar-weighted average portfolio maturity of three to seven years. The stated final maturity date of a security is used in calculating average maturity, notwithstanding earlier call dates and possible prepayments.

ANNUAL ADVISORY FEE
0.45% per annum of the daily net assets of the Intermediate Fixed Income Fund.

INVESTMENT FACTORS AND RISKS INVOLVED
Interest Rate Risk
Changes in interest rate levels affect the value of the securities in the portfolio and the value of the Intermediate Fixed Income Fund as a whole. See "Additional Investment Factors and Risks Regarding the Funds."

Credit Risk
The creditworthiness of issuers will affect the value of their securities, which may decline while held by the Intermediate Fixed Income Fund and affect the value of the Intermediate Fixed Income Fund as a whole.

EXPENSE SUMMARY AND EXAMPLE
The following expense summary and example should assist investors in understanding the various recurring and non-recurring costs and expenses that an investor in the Intermediate Fixed Income Fund may directly or indirectly incur.

Shareholder Transaction Expenses
Shareholder transaction expenses are charges an investor pays when buying or selling shares of the Intermediate Fixed Income Fund.

--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                                   2.75%
Maximum sales charge imposed on reinvested dividends
(as a percentage of net asset value)                                  None
Maximum deferred sales charge (as a percentage of net asset value)    None
Redemption fee                                                        None*
Exchange fee                                                          None*
--------------------------------------------------------------------------------
*An investor's broker may charge a fee for wire redemptions and/or exchanges.

Annual Fund Operating Expenses (as a percentage of average net assets)
The following table reflects estimated annual operating expenses to be paid by the Intermediate Fixed Income Fund. The annual operating expenses include a management fee paid to the Adviser, 12b-1 distribution and service fees and other expenses for maintaining shareholder records and furnishing shareholder services, statements and financial reports.

--------------------------------------------------------------------------------
Management fee                                                        0.45%
12b-1 fees                                                            0.25%<F1>
Other expenses (net of reimbursement)                                 0.15%<F2>
--------------------------------------------------------------------------------
Total Fund Operating Expenses (net of reimbursement)                  0.85%<F2>
--------------------------------------------------------------------------------

<F1> The maximum level of distribution expenses is 0.25% per annum of the
     Intermediate Fixed Income Fund's average net assets. See "Distribution Fees." The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

<F2> The Adviser has agreed to waive its management fee and/or reimburse the
     Intermediate Fixed Income Fund to limit the total operating expenses of the Intermediate Fixed Income Fund (excluding interest, taxes, brokerage and extraordinary expense) to an annual rate of 0.85% of the Intermediate Fixed Income Fund's average net assets for the fiscal year ending October 31, 1998. After this date, the expense limitation may be terminated or revised at any time. Absent the limitation, the Intermediate Fixed Income Fund expects to incur Other Expenses (estimated) and Total Fund Operating Expenses (estimated) of 0.44% and 1.14%, respectively, for the fiscal year ending October 31, 1998.

Expense Example
The following expense example shows the cumulative expenses attributable to a hypothetical $1,000 investment with a 5% annual return and redemption at the end of each period.

------------------------------
1 year                     $36
3 years                    $54
------------------------------

THE EXPENSE EXAMPLE SHOULD BE USED FOR COMPARISON PURPOSES ONLY. IT DOES NOT REPRESENT THE INTERMEDIATE FIXED INCOME FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Intermediate Fixed Income Fund.

Portfolio Manager
George A. Balistreri, CFA, Senior Vice President of the Adviser, is responsible for the day-to-day management of the Intermediate Fixed Income Fund's portfolio. Mr. Balistreri has managed fixed income portfolios for the Adviser since February 1990.


                      JOHNSONFAMILY LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE
The Large Cap Equity Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities (such as common stocks, preferred stocks, securities convertible or exchangeable for common stocks and warrants or rights to purchase common stocks) of large capitalization companies. The Adviser considers large capitalization companies to be those with market capitalizations in excess of $2.0 billion at the time of initial purchase. Although income is considered in the selection of securities, the Large Cap Equity Fund is not designed for investors whose primary investment objective is income.

INVESTMENT POLICIES
Under normal circumstances, the Large Cap Equity Fund intends to invest at least 65% of its total assets in equity securities of large capitalization companies. The Large Cap Equity Fund intends to invest principally in securities of U.S. issuers, although it may invest up to 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, including foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. The Large Cap Equity Fund may also invest in the types of securities discussed in "Additional Investment Factors and Risks Regarding the Funds."

The Large Cap Equity Fund will invest in stocks of issuers that the Adviser believes (1) are inexpensive relative to their industry sector; (2) are exhibiting flat or increasing earnings estimate revisions; and (3) have evident positive catalysts for change. Such catalysts include, but are not limited to, the potential for stock repurchases, corporate restructurings and changes in management. The Adviser also considers a company's potential as an acquisition candidate.

ANNUAL ADVISORY FEE
0.75% per annum of the daily net assets of the Large Cap Equity Fund.

INVESTMENT FACTORS AND RISKS INVOLVED
Financial Risk
Although stocks of larger, established companies present less risk of losing value than stocks of smaller, less established companies, the Large Cap Equity Fund's investment practice of investing in attractively priced stocks will frequently result in investing in stocks which currently are out-of-favor with investors. Such stocks present the risk that improving fundamentals may not be recognized as fast as would be the case with other stocks and that the market for out-of-favor stocks may be more volatile than other stocks.

Market Risk
Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. There also are periods when the prices of large cap stocks rise generally and the prices of small cap stocks decline generally and periods when the opposite occurs. Due to the tendency for large cap stocks to have more liquidity in the market than smaller company stocks, the value of the Large Cap Equity Fund's investments might increase and decrease less than the stock market in general, as measured by the S&P 500(R). Nevertheless, an investor could lose money investing in the Large Cap Equity Fund.

EXPENSE SUMMARY AND EXAMPLE
The following expense summary and example should assist investors in understanding the various recurring and non-recurring costs and expenses that an investor in the Large Cap Equity Fund may directly or indirectly incur.

Shareholder Transaction Expenses
Shareholder transaction expenses are charges an investor pays when buying or selling shares of the Large Cap Equity Fund.

--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                                   4.00%
Maximum sales charge imposed on reinvested dividends
(as a percentage of net asset value)                                  None
Maximum deferred sales charge                                         None
Redemption fee                                                        None*
Exchange fee                                                          None*
--------------------------------------------------------------------------------
*An investor's broker may charge a fee for wire redemptions and/or exchanges.

Annual Fund Operating Expenses (as a percentage of net assets)
The following table reflects estimated annual operating expenses to be paid by the Large Cap Equity Fund. The annual operating expenses include a management fee paid to the Adviser, 12b-1 distribution and service fees and other expenses for maintaining shareholder records and furnishing shareholder services, statements and financial reports.

--------------------------------------------------------------------------------
Management fee                                                        0.75%
12b-1 fees                                                            0.25%<F1>
Other expenses (net of reimbursement)                                 0.45%<F2>
--------------------------------------------------------------------------------
Total Fund Operating Expenses                                         1.45%<F2>
--------------------------------------------------------------------------------

<F1> The maximum level of distribution expenses is 0.25% per annum of the Large
     Cap Equity Fund's average net assets. See "Distribution Fees." The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

<F2> The Adviser has agreed to waive its management fee and/or reimburse the
     Large Cap Equity Fund to limit the total operating expenses of the Large Cap Equity Fund (excluding interest, taxes, brokerage and extraordinary expense) to an annual rate of 1.45% of the Large Cap Equity Fund's average net assets for the fiscal year ending October 31, 1998. After this date, the expense limitation may be terminated or revised at any time. Absent the limitation, the Large Cap Equity Fund expects to incur Other Expenses (estimated) and Total Fund Operating Expenses (estimated) of 0.46% and 1.46%, respectively, for the fiscal year ending October 31, 1998.

Expense Example
The following expense example shows the cumulative expenses attributable to a hypothetical $1,000 investment with a 5% annual return and redemption at the end of each period.

------------------------------
1 year                     $54
3 years                    $84
------------------------------

THE EXPENSE EXAMPLE SHOULD BE USED FOR COMPARISON PURPOSES ONLY. IT DOES NOT REPRESENT THE LARGE CAP EQUITY FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Large Cap Equity Fund.

Portfolio Managers
Wendell L. Perkins, CFA, and Frank J. Gambino, CFA, are responsible for the day-to-day management of the Large Cap Equity Fund's portfolio. Mr. Perkins is a Senior Vice President of the Adviser and has managed equity portfolios for the Adviser since January 1994. In 1993, Mr. Perkins was an Assistant Vice
President of Biltmore Investors Bank, an affiliate of the Adviser, and advised clients on the placement of private debt and equity capital. Mr. Gambino is a Vice President of the Adviser and has served as a portfolio manager and equity analyst for the Adviser since December 1993. From 1992 through November 1993, Mr. Gambino was a corporate services officer at Valley Bank, N.A. Madison, Wisconsin and advised clients on cash management strategies.


                      JOHNSONFAMILY SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE
The Small Cap Equity Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities (such as common stocks, preferred stocks, securities convertible or exchangeable for common stocks and warrants or rights to purchase common stocks) of small capitalization companies. The Adviser considers small capitalization companies to be those with market capitalizations of less than $2.0 billion at the time of initial purchase. Although income is considered in the selection of securities, the Small Cap Equity Fund is not designed for investors whose primary investment objective is income.

INVESTMENT POLICIES
Under normal circumstances, the Small Cap Equity Fund intends to invest at least 65% of its total assets in equity securities of small capitalization companies. In selecting stocks for the Small Cap Equity Fund, the Adviser uses the same investment selection methodology it follows in selecting stocks for the Large Cap Equity Fund and the International Equity Fund. Like the Large Cap Equity Fund, the Small Cap Equity Fund intends to invest principally in securities of U.S. issuers, although it may invest up to 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, including foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. The Small Cap Equity Fund may also invest in the types of securities discussed in "Additional Investment Factors and Risks Regarding the Funds."

ANNUAL ADVISORY FEE
0.75% per annum of the daily net assets of the Small Cap Equity Fund.

INVESTMENT FACTORS AND RISKS INVOLVED
Financial Risk
Small capitalization companies may have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. Stocks of these companies present a greater risk of losing value than stocks of larger, more established companies.

Market Risk
Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. There are also periods when small capitalization stocks outperform or underperform large capitalization stocks. Historically, small capitalization stocks have experienced more price volatility than large capitalization stocks. Some of the reasons they have greater volatility include:

  1) less certain growth prospects of small firms;

  2) lower degree of liquidity in the markets for such stocks; and

  3) greater sensitivity of small companies to changing economic conditions.

As a result, the value of the Small Cap Equity Fund's investments tends to increase and decrease more than the stock market in general, as measured by the S&P 500(R). Investors can lose money investing in the Small Cap Equity Fund.

EXPENSE SUMMARY AND EXAMPLE
The following expense summary and example should assist investors in understanding the various recurring and non-recurring costs and expenses that an investor may directly or indirectly incur.

Shareholder Transaction Expenses
Shareholder transaction expenses are charges an investor pays when buying or selling shares of the Small Cap Equity Fund.

--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                                   4.00%
Maximum sales charge imposed on reinvested dividends
(as a percentage of net asset value)                                  None
Maximum deferred sales charge                                         None
Redemption fee                                                        None*
Exchange fee                                                          None*
--------------------------------------------------------------------------------
*An investor's broker may charge a fee for wire redemptions and/or exchanges.

Annual Fund Operating Expenses (as a percentage of net assets)
The following table reflects estimated annual operating expenses to be paid by the Small Cap Equity Fund. The annual operating expenses include a management fee paid to the Adviser, 12b-1 distribution and service fees and other expenses for maintaining shareholder records and furnishing shareholder services, statements and financial reports.

--------------------------------------------------------------------------------
Management fee                                                        0.75%
12b-1 fees                                                            0.25%<F1>
Other expenses                                                        0.50%<F2>
--------------------------------------------------------------------------------
Total Fund Operating Expenses                                         1.50%<F2>
--------------------------------------------------------------------------------

<F1> The maximum level of distribution expenses is 0.25% per annum of the Small
     Cap Equity Fund's average net assets. See "Distribution Fees." The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

<F2> The Adviser has agreed to waive its management fee and/or reimburse the
     Small Cap Equity Fund to limit the total operating expenses of the Small Cap Equity Fund (excluding interest, taxes, brokerage and extraordinary expense) to an annual rate of 1.50% of the Small Cap Equity Fund's average net assets for the fiscal year ending October 31, 1998. After this date, the expense limitation may be terminated or revised at any time. Absent the limitation, the Small Cap Equity Fund expects to incur Other Expenses (estimated) and Total Fund Operating Expenses (estimated) of 0.51% and 1.51%, respectively, for the fiscal year ending October 31, 1998.

Expense Example
The following expense example shows the cumulative expenses attributable to a hypothetical $1,000 investment with a 5% annual return and redemption at the end of each period.

------------------------------
1 year                     $55
3 years                    $86
------------------------------

THE EXPENSE TABLE SHOULD BE USED FOR COMPARISON PURPOSES ONLY. IT DOES NOT REPRESENT THE SMALL CAP EQUITY FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Small Cap Equity Fund.

Portfolio Managers
Wendell L. Perkins, CFA, and Frank J. Gambino, CFA, are responsible for the day-to-day management of the Small Cap Equity Fund's portfolio. See page 7 for a discussion of the business experience of Mr. Perkins and Mr. Gambino.


                    JOHNSONFAMILY INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE
The International Equity Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. Although income is considered in the selection of securities, the International Equity Fund is not designed for investors whose primary investment objective is income.

INVESTMENT POLICIES
Under normal circumstances, the International Equity Fund intends to invest at least 65% of its total assets in foreign common stocks and equity-related securities, including preferred stocks, warrants, convertible securities and other similar rights. The International Equity Fund may purchase securities of foreign issuers directly or in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs) or other securities representing shares of non-U.S. issuers. See "Glossary of Important Terms - Depository Receipts." The International Equity Fund may also invest in the types of securities discussed in "Additional Investment Factors and Risks Regarding the Funds."

The International Equity Fund intends to diversify its holdings among several countries and to have, under normal market conditions, investments in the securities markets of at least 5 countries outside the U.S. The International Equity Fund does not have any limitations on the percentage of its assets that may be invested in securities primarily traded in any one country. The International Equity Fund may invest in securities traded in mature markets, such as Japan, Canada and the United Kingdom; less developed markets, such as Mexico and Thailand; and in emerging markets, such as Indonesia and Argentina. In selecting stocks for the International Equity Fund, the Adviser uses the same investment selection methodology it follows in selecting stocks for the Large Cap Equity Fund and Small Cap Equity Fund.

ANNUAL ADVISORY FEE
0.90% per annum of the average daily net assets of the International Equity
Fund.

INVESTMENT FACTORS AND RISKS INVOLVED
Foreign Investment Risk
In addition to the risks of investing in stocks of different-sized companies, investors in the International Equity Fund face particular risks associated with foreign investing. Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and nonuniform corporate disclosure standards. The International Equity Fund may invest from 0% to 25% of its net assets in securities traded in emerging markets, which may entail more risk than investing in securities traded in mature markets. The greater the percentage of net assets the International Equity Fund invests in emerging countries, the greater the investment risks.

EXPENSE SUMMARY AND EXAMPLE
The following expense summary and example should assist investors in understanding the various recurring and non-recurring costs and expenses that an investor may directly or indirectly incur.

Shareholder Transaction Expenses
Shareholder transaction expenses are charges an investor pays when buying, selling or holding shares of the International Equity Fund.

--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                                   4.00%
Maximum sales charge imposed on reinvested dividends
(as a percentage of net asset value)                                  None
Maximum deferred sales charge                                         None
Redemption fee                                                        None*
Exchange fee                                                          None*
--------------------------------------------------------------------------------
*An investor's broker may charge a fee for wire redemptions and/or exchanges.

Annual Fund Operating Expenses (as a percentage of net assets)
The following table reflects estimated annual operating expenses to be paid by the International Equity Fund. The annual operating expenses include a management fee paid to the Adviser, 12b-1 distribution and service fees and other expenses for maintaining shareholder records and furnishing shareholder services, statements and financial reports.

--------------------------------------------------------------------------------
Management fee                                                        0.90%
12b-1 fees                                                            0.25%<F1>
Other expenses                                                        0.70%<F2>
--------------------------------------------------------------------------------
Total Fund Operating Expenses                                         1.85%<F2>
--------------------------------------------------------------------------------

<F1> The maximum level of distribution expenses is 0.25% per annum of the
     International Equity Fund's average net assets. See "Distribution Fees." The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

<F2> The Adviser has agreed to waive its management fee and/or reimburse the
     International Equity Fund to limit the total operating expense of the International Equity Fund (excluding interest, taxes, brokerage and extraordinary expense) to an annual rate of 1.85% of the International Equity Fund's average net assets for the fiscal year ending October 31, 1998. After this date, the expense limitation may be terminated or revised at any time. Absent the limitation, the International Equity Fund expects to incur Other Expenses (estimated) and Total Fund Operating Expenses (estimated) of 0.71% and 1.86%, respectively, for the fiscal year ending October 31, 1998.

Expense Example
The following expense example shows the cumulative expenses attributable to a hypothetical $1,000 investment with 5% annual return and redemption at the end of each period.

------------------------------
1 year                     $58
3 years                    $96
------------------------------

THE EXPENSE EXAMPLE SHOULD BE USED FOR COMPARISON PURPOSES ONLY. IT DOES NOT REPRESENT THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the International Equity Fund.

Portfolio Managers
Wendell L. Perkins, CFA, Frank J. Gambino, CFA, Jean-Claude Heritier, and Patrick Gigon are responsible for the day-to-day management of the International Equity Fund's portfolio. Messrs. Perkins, Gambino, Heritier and Gigon utilize a team approach to portfolio management. See page 7 for a discussion of the business experience of Mr. Perkins and Mr. Gambino. Mr. Heritier has been employed by Banque Franck, S.A., Geneva, Switzerland, since 1987 as a specialist in international equity management. Banque Franck, S.A. is an affiliate of the Adviser. Mr. Gigon serves as General Manager of Banque Franck, S.A. and has been employed by Banque Franck, S.A. since 1992. Although employed by Banque Franck, S.A., Messrs. Heritier and Gigon act under the supervision and control of the Adviser when advising the International Equity Fund.


                    ADDITIONAL INVESTMENT FACTORS AND RISKS
                              REGARDING THE FUNDS

TEMPORARY DEFENSIVE PURPOSES
Each Fund may adopt a temporary defensive position policy that allows it to invest up to 100% of the Fund's total assets in cash and money market obligations, including money market mutual funds, short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements when significant adverse market, economic, political or other circumstances require immediate action to avoid losses.

None of the Funds will invest in commercial paper or commercial paper master notes which are not rated at the time of purchase within the two highest rating categories by an NRSRO. When entering into repurchase agreements, a Fund must hold an amount of cash or government securities at least equal to the market value of the securities held pursuant to the agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund may experience delays and expenses in liquidating the securities, declines in the securities' value and loss of interest. The Funds will only enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which at the time of purchase are on the Federal Reserve Bank of New York's list of reporting primary dealers with a capital base in excess of $100 million. When investing in money market mutual funds, a Fund, in addition to its advisory fees and expenses it bears directly in connection with its operations, would indirectly as a shareholder of a money market mutual fund, bear its pro rata share of the money market mutual fund's advisory fees and other expenses.

During adverse market conditions, up to 100% of the International Equity Fund's total assets may be invested in U.S. securities or in securities primarily traded in one or more foreign countries, or in debt securities. To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its stated investment objective.

INTEREST RATE RISK
Investors in the Intermediate Fixed Income Fund can expect that interest rate changes will significantly affect the value of their investment. (Since the other Funds will not invest a significant percentage of their assets in fixed-income securities, the discussion that follows will generally not be applicable to investors in the other Funds.) In general, a decline in prevailing interest rate levels will increase the value of the securities, particularly the bonds, held in the Intermediate Fixed Income Fund's portfolio and vice versa. As a result, interest rate fluctuations will affect the Intermediate Fixed Income Fund's net asset value but not the income received from its existing portfolio. However, changes in the prevailing interest rate level will affect the yield on subsequently purchased securities. Because yields on the securities available for purchase by the Intermediate Fixed Income Fund will vary over time, the Intermediate Fixed Income Fund cannot assure a specific yield on its shares.

Intermediate-term bonds are more sensitive to interest rate changes than shorter-term bonds and less sensitive to interest rate changes than longer-term bonds. Longer-term bond prices increase more dramatically when interest rates fall and decrease more dramatically when interest rates rise. Prices of short-term debt, such as money market instruments, are less price sensitive to interest rate changes because of their short durations.

INVESTMENT GRADE AND MEDIUM-GRADE INVESTMENTS
The Adviser may purchase investment-grade debt securities for the Funds. A debt or other fixed income security is considered investment grade if it is rated investment grade by an NRSRO, such as BBB or better by Duff and Phelps Credit Rating Co. ("D&P") and Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Services, Inc. ("Moody's"). Securities rated in the fourth highest category, such as BBB by D&P or S&P or Baa by Moody's, are considered medium grade and have more sensitivity to economic changes and speculative characteristics. If a security held by a Fund has lost its rating or has had its rating reduced, the Fund does not have to sell the security, but the Adviser will consider the lost or reduced rating in determining whether that Fund should continue to hold the security.

Each of the equity Funds may invest in convertible debt securities when the Adviser believes the underlying common stock is a suitable investment for the Fund and a greater potential for total return exists by purchasing the convertible security because of its higher yield. None of the Funds will invest more than 5% of its net assets at the time of investment in convertible securities rated less than investment grade. Investments in less than investment-grade securities entail relatively greater risk of loss of income or principal than investments in investment-grade securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
The Intermediate Fixed Income Fund may invest in mortgage-backed securities as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). Mortgage-backed securities represent pro rata interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others or collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Mortgage-backed securities other than CMOs generally provide for a "pass through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities. The yield on these securities applies only to the unpaid principal balance. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relevant payment rights of the various CMO classes may be subject to greater volatility and interest rate risk than other types of mortgage-backed securities.

Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a Fund's exposure to rising interest rates and prevent a Fund from taking advantage of such higher yields.

Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Intermediate Fixed Income Fund to experience difficulty in valuing or liquidating such securities.

PORTFOLIO TURNOVER
Although the Funds do not purchase securities with the intent of turning them over rapidly, the Adviser, in pursuit of each Fund's investment objective, will continuously monitor each Fund's investments and make changes whenever changes in the markets, industry trends or the outlook for any portfolio security indicates to them that the objective could be better achieved by investment in another security, regardless of portfolio turnover. Fund turnover may increase as a result of large amounts of purchases and redemptions of shares of a Fund due to economic, market or other factors that are not within the control of the Fund's management.

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions, portfolio trading costs), which are paid by the Funds, and increases realized gains and losses. Distributions to shareholders of realized gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for federal tax purposes. It is expected that under normal market conditions, the annual portfolio turnover rate for each of the Funds will not exceed 100%. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs.

REVERSE REPURCHASE AGREEMENTS AND BORROWING
The Funds may borrow money, but only from banks and only for temporary or emergency purposes. The Funds may not borrow more than 10% of their net assets and must repay any amount borrowed before buying additional securities. The Funds may also enter into reverse repurchase agreements. When entering into reverse repurchase agreements, a Fund will maintain in a segregated account with its custodian, cash or liquid securities in an amount equal to its obligations under the reverse repurchase agreement, less the value of the collateral securing the reverse repurchase agreement.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
To ensure the availability of suitable securities, the Funds may buy when-issued or delayed-delivery securities. Generally, the Funds will not pay for when-issued securities or start earning interest until they have received the underlying securities. The Funds intend to purchase the securities with the expectation of acquiring the underlying securities when delivered. However, the Funds may sell when-issued securities before the settlement date when the Adviser believes it is in the best interest of a Fund.

The payment obligation and interest rate on when-issued and delayed-delivery securities is fixed at the time the Fund enters into the commitment. Unless the Fund has entered into an offsetting agreement to sell the securities, cash or liquid assets equal to the amount of the Fund's commitment must be segregated and maintained with the Fund's custodian to secure the Fund's obligation and to partially offset the leverage inherent in these securities. The market value of the securities, when delivered, may be less than the amount paid by the Fund.

LENDING PORTFOLIO SECURITIES
To generate additional income, each of the Funds may from time to time lend securities from a Fund's portfolio to brokers, dealers and financial institutions such as banks and trust companies. On each business day while the loan is outstanding, the value of the securities loaned will be secured by collateral consisting of cash, bank letters of credit or U.S. government securities at least equal to the value of the loaned securities. No Fund will lend securities having a value in excess of 30% of the value of its total assets at the time the loan is made.

ILLIQUID AND RESTRICTED SECURITIES
Each Fund may hold up to 15% of its net assets in illiquid securities. Illiquid securities are securities a Fund believes cannot be sold within seven days in the normal course of business at approximately the amount at which a Fund has valued or priced the securities and include securities a Fund may have acquired in private placements that have restrictions on their resale ("restricted securities"). The Funds deem time deposits and repurchase agreements maturing in more than seven days illiquid. Because an active market may not exist for illiquid securities, the Funds may experience delays and additional costs when trying to sell illiquid securities. The Board of Directors will establish procedures for determining the liquidity of securities and delegate the day-to-day liquidity determinations to the Adviser.

Subject to the limitations for illiquid investments stated above, each Fund may purchase liquid restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Act"), without regard to the 15% limitation. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for 144A securities and the ability to liquidate these investments to satisfy redemption orders. However, an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell the securities at unfavorable prices.

FUTURES CONTRACTS AND OPTIONS
Each of the Funds may engage in options, futures and options on futures transactions, but only for bona fide hedging or other permissible risk management purposes. Generally, the Funds do not make these investments if the initial margin deposits and premiums paid for unexpired options exceed 5% of a Fund's total assets. In addition, each Fund does not

     -  commit more than 5% of a Fund's net assets to such instruments; or

     - commit more than 5% of a Fund's net assets to cover its obligations with respect to such instruments.

The futures contracts which the Funds may buy or sell include instruments such as interest rate and index futures contracts and options thereon. The Funds may use futures transactions for several reasons, including: (1) hedging unrealized portfolio gains; (2) minimizing adverse principal fluctuations in a Fund's debt and fixed-income securities; or (3) as a means of adjusting exposure to various markets. A Fund's transactions in securities options may include purchasing or writing put and call options on securities and stock indexes. The Funds will deal only in exchange-traded futures contracts and in exchange-traded or over-the-counter securities options.

The Funds' ability to use futures and options transactions successfully depends upon the Adviser's skill for predicting the level and direction of the securities, options and futures markets, interest rates and other factors. If options and futures transactions are used, an incorrect prediction may make the implementation of the hedging strategy in furtherance of a Fund's investment objectives, difficult. For example, significant differences may exist between the securities and the options and futures markets that could result in an imperfect correlation between them. Also, incorrectly predicting the changes in the level and direction of interest rates could cause the Intermediate Fixed Income Fund to have a lower return than it would have had if it had not attempted the hedging transaction. In the absence of the ability to hedge, however, the Funds might take portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

GOVERNMENT OBLIGATIONS
Each of the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

WARRANTS
Each of the equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. No more than 5% of each equity Fund's net assets, valued at the time of investment, will be invested in warrants.

                    RISKS OF INVESTING IN FOREIGN SECURITIES

CURRENCY RISK
Even though a Fund may hold securities denominated or traded in foreign currencies, a Fund's performance is measured in terms of U.S. dollars, which may subject a Fund to foreign currency risk. Foreign currency risk is the risk that the U.S. dollar value of foreign securities (and any income generated therefrom) held by a Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Therefore, the net asset value of a Fund may go up or down as the value of the dollar falls or rises compared to a foreign currency. To manage this risk and facilitate the purchase and sale of foreign securities for a Fund, the Adviser may engage in foreign currency transactions involving (1) the purchase and sale of forward foreign currency exchange contracts (agreements to exchange one currency for another at a future date); (2) options on foreign currencies; (3) currency futures contracts; or (4) options on currency futures contracts. Although the Funds may use foreign currency transactions to protect against adverse currency movements, foreign currency transactions involve the risk that the Adviser may not accurately predict the currency movements, which could adversely affect a Fund's total return.

LIQUIDITY RISK
Foreign markets or exchanges tend to have less trading volume than the New York Stock Exchange or other domestic stock exchanges or markets, meaning the foreign market may have less liquidity. Lower liquidity in a foreign market can affect a Fund's ability to purchase or sell blocks of securities and obtain the best price in the foreign market. Foreign markets tend to have greater spreads between bid and asked prices, trading interruptions or suspensions and brokerage and other transaction costs. Settlement practices vary from country to country and many foreign markets have longer settlement periods for their securities in comparison to domestic securities. These differing practices may cause a Fund to lose opportunities for favorable purchases elsewhere as well as interest income. Also, foreign markets may trade on days when the Funds do not value their portfolios. This means that a Fund's Net Asset Value can change on days when an investor's account cannot be accessed. The Funds may incur extra costs when involved in currency hedging.

FOREIGN INVESTMENT EXPENSES
Investing in foreign securities generally costs more than investing in U.S. securities because of higher transaction costs, such as the commissions paid per share. As a result, mutual funds that invest in foreign securities tend to have higher expenses, particularly those that invest primarily in foreign securities (e.g., the International Equity Fund). In addition to higher commissions, they generally have higher advisory and custodial fees. However, investors may find investing in a mutual fund that purchases foreign securities a more efficient way to invest in foreign securities than investing in individual foreign securities.

POLITICAL, ECONOMIC AND MARKET RISKS
The degree of political and economic stability varies from country to country. If a country expropriates money from foreigners or nationalizes an industry, a Fund may lose some or all of any particular investment in that country. Individual foreign economies may vary favorably or unfavorably from the U.S. economy in such areas as growth of gross national product, inflation rate, savings, balance of payments and capital investment, which may affect the value of a Fund's investment in any foreign country.

GOVERNMENTAL REGULATION
Many foreign countries do not subject their markets to the same degree and type of laws and regulations that cover the U.S. markets. Also, many foreign governments impose restrictions on investments in their capital markets as well as taxes or other restrictions on repatriation of investment income. The regulatory differences in some foreign countries make investing or trading in their markets more difficult and risky.

LACK OF UNIFORM CORPORATE DISCLOSURE STANDARDS
Many countries have laws making information on publicly traded companies, banks and governments more difficult to obtain, incomplete or unavailable. The lack of uniform accounting standards and practices among countries impairs the ability of investors to compare common valuation measures, such as price/earnings ratios, as applied to securities of different countries.


                            INVESTMENT RESTRICTIONS

In addition to specific investment restrictions described in the Statement of Additional Information, only a vote of the majority of the outstanding shares can change:

     - the policies on borrowing and lending securities;

     - the restriction on concentrating investments in a single industry, which limits a Fund from investing more than 25% of its total assets in any single industry. This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

     - the restriction requiring issuer diversification by limiting a Fund from investing more than 5% of its net assets in a single issuer, except that up to 25% of its total assets may be invested without regard to this limitation. This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Board of Directors may change any of the Funds' investment objective and other investment policies without shareholder approval. For example, the Board of Directors may change the policies regarding specific investments, discussed above (other than the policies on borrowing and securities lending). A description of all of the investment restrictions applicable to the Funds is included in the Statement of Additional Information.


                           MANAGEMENT OF THE COMPANY

THE BOARD OF DIRECTORS
The Board of Directors decides matters of general policy and reviews the activities of the Adviser and the officers who conduct and supervise the daily business operations of the Funds. The Statement of Additional Information contains the name and background information regarding each director.

THE ADVISER
Under Investment Advisory Agreements with the Company and subject to the supervision of the Company's Board of Directors, the Adviser manages the investment and reinvestment of each Fund's assets; provides the Funds with personnel, facilities, and management services; and supervises each Fund's daily business affairs. The Adviser formulates and implements a continuous investment program for the Funds consistent with each Fund's investment objective, policies and restrictions. The Adviser provides office space as well as executive and other personnel to the Funds.

Historical Performance of Investment Advisory Accounts Managed by the Adviser Set forth below is composite historical performance data relating to the Adviser's Large Cap Accounts and Fixed Income Accounts (hereinafter defined), measured against relevant broad-based market indices. The Large Cap Accounts include all portfolios managed by the Adviser with objectives, strategies and techniques substantially similar to those employed by the Large Cap Equity Fund. The Fixed Income Accounts include all portfolios managed by the Adviser with objectives, strategies and techniques substantially similar to those employed by the Intermediate Fixed Income Fund. (The Adviser has been managing portfolios having objectives, similar to the Small Cap Equity Fund for less than one year. The portfolio managers of the International Equity Fund have managed portfolios having objectives similar to the International Equity Fund but using different strategies and techniques.)

All performance data presented is historical and investors should not consider this performance data as an indication of the future performance of either the Large Cap Equity Fund, the Intermediate Fixed Income Fund or the results an individual investor might achieve by investing in either the Large Cap Equity Fund or the Intermediate Fixed Income Fund. Investors should not rely on the historical performance when making an investment decision. All returns quoted are time-weighted total rates of return and include the reinvestment of dividends and interest. Performance figures are net of investment advisory fees and expenses. The fees and expenses of both the Large Cap Accounts and the Fixed Income Accounts were less than the estimated annual expenses for the Large Cap Equity Fund and the Intermediate Fixed Income Fund, respectively. The performance of the Large Cap Accounts and the Fixed Income Accounts would have been lower had they incurred higher fees and expenses. The Large Cap Accounts and the Fixed Income Accounts were not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Act and the Internal Revenue Code, which, if applicable, may have adversely affected their performance results. The method used to calculate the historical performance of the Adviser's Large Cap Accounts and Fixed Income Accounts differs from the method required by the SEC in calculating standardized average annual total returns of mutual funds. See "Yield and Performance Information."

All information presented is based on data supplied by the Adviser or from statistical services, reports or other sources believed by the Adviser to be reliable. However, such information has not been verified by any third party and is unaudited.

Compounded Annual Rates of Return<F1> (For the Period Ended December 31, 1997)

                                     8 YEARS<F2>   5 YEARS     3 YEARS    1 YEAR
--------------------------------------------------------------------------------
Large Cap Accounts                    16.13%        19.05%      30.46%    36.20%
S&P 500(R)<F3>                        16.63%        20.27%      31.15%    33.36%

Fixed Income Accounts                  8.19%         6.68%       9.20%     8.44%
Lehman Brothers Intermediate           7.99%         6.65%       8.98%     7.87%
 Government/Corporate Bond Index<F4>
--------------------------------------------------------------------------------

<F1> All returns quoted are time-weighted total rates of return and include the reinvestment of dividends and interest. Performance figures are net of investment advisory fees and expenses. Total annual rate of return is the change in redemption value of units purchased with an initial $1,000 investment, assuming the reinvestment of dividends. Compounded annual rate of return represents the level annual rate which, if earned for each year in a multiple year period, would produce the cumulative rate of return over that period.

<F2> Since inception.

<F3> The S&P 500(R) (the "Index") consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

<F4> The Lehman Brothers Intermediate Government/Corporate Bond Index includes fixed rate U.S. Treasury, U.S. government agency and U.S. corporate debt and dollar-denominated debt securities of certain foreign entities with maturities no greater than ten years.

Past performance may not be indicative of future rates of return. Investors should also be aware that other performance calculation methods may produce different results, and the comparisons of investment results should consider qualitative circumstances and should be made only for portfolios with generally similar investment objectives.

PORTFOLIO TRANSACTIONS
The Adviser directs the placement of orders for the purchase and sale of the Funds' portfolio securities. In directing orders, the Adviser will consider a number of factors to attain what it believes is the best combination of price and execution for the Funds. The Adviser normally will select a broker or dealer who furnishes research services and in consideration therefor may pay a commission to such a broker in excess of the amount another broker would have charged for executing the transaction. The Adviser is authorized to allocate orders for the purchase and sale of the Funds' portfolio securities to take into account the sale of Fund shares, if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified firms.

The Adviser may have other clients for which it is making investment and order placement decisions similar to the Funds. When making simultaneous purchases or sales for the Funds and another client, if any, the Adviser's decisions could have a detrimental effect on the price or volume of the securities purchased or sold for the Funds. In other cases, simultaneous purchases or sales of securities for the Funds and other clients could provide the Funds with the ability to participate in volume transactions that may cost less per share or unit traded than smaller transactions.


                                 ADMINISTRATION
Pursuant to an Administration and Fund Accounting Agreement (the "Administration Agreement"), Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, WI 53202-5712, acts as administrator for the Funds. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For its administrative services (which include clerical, compliance, regulatory, fund accounting and other services), the Administrator receives from each Fund a fee, computed daily and payable monthly, based on each Fund's average net assets at the annual rate of 0.20%, subject to a combined annual minimum for all four Funds of $206,000, plus out-of-pocket expenses.


               TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN
                          AND INDEPENDENT ACCOUNTANTS

Sunstone Investor Services, LLC, an affiliate of Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712, acts as each Fund's Transfer and Dividend Disbursing Agent. Investors Fiduciary Trust Company, which has its principal address at 801 Pennsylvania, Kansas City, Missouri 64105, acts as Custodian of the Funds' investments. Neither the Transfer and Dividend Disbursing Agent nor the Custodian has any part in deciding the Funds' investment policies or which securities are to be purchased or sold for the Funds' portfolios. Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, serves as the Company's independent accountants.


                           BUYING SHARES OF THE FUNDS

Shares of the Funds are offered and sold on a continuous basis by the Distributor. The Distributor is a registered broker/dealer that is independent of the Adviser. Shares of each Fund may be purchased only through bank affiliates of the Adviser, including Johnson Trust Company (collectively the "Bank Affiliates"), or brokers/dealers ("Selected Dealers") who have entered into a sales agreement with the Distributor at the offering price next determined after receipt of the purchase order. The offering price is the net asset value per share of the Fund, the shares of which are being purchased, plus a sales charge which varies in accordance with the amount of the purchase.

INTERMEDIATE FIXED INCOME FUND
--------------------------------------------------------------------------------
Amount of Transaction   Sales Charge as     Sales Charge as    Reallowance to
at Offering Price        a Percentage        a Percentage     Selected Dealers
                       of Offering Price  of Net Asset Value
--------------------------------------------------------------------------------
Less than $50,000            2.75%                2.83%             2.25%
$50,000 to $99,999           2.25%                2.30%             1.75%
$100,000 to $249,999         2.00%                2.04%             1.50%
$250,000 or more              None                 None              None
--------------------------------------------------------------------------------

LARGE CAP EQUITY FUND, SMALL CAP EQUITY FUND AND INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Amount of Transaction   Sales Charge as     Sales Charge as    Reallowance to
at Offering Price        a Percentage        a Percentage     Selected Dealers
                       of Offering Price  of Net Asset Value
--------------------------------------------------------------------------------
Less than $50,000            4.00%                4.17%             3.50%
$50,000 to $99,999           3.00%                3.09%             2.50%
$100,000 to $249,999         2.00%                2.04%             1.50%
$250,000 or more              None                 None              None
--------------------------------------------------------------------------------

In addition to the reallowance shown in the table above, the Distributor may from time to time pay a bonus or other incentive to selected dealers which employ a sales representative who sells a minimum dollar amount of shares of a Fund during a specific time. In no event will the value of such bonus or other incentive paid by the Distributor to the dealer exceed the difference between the sales charges and the reallowance to dealers.

Investors may be entitled to reduced sales charges through the Right of Accumulation or under a Letter of Intent, even if they do not make an investment of a size that would normally qualify for a quantity discount. To qualify for a reduction of or exception to the sales charge, investors must notify their Selected Dealer at the time of purchase. The reduction in sales charge is subject to confirmation of the investor's holdings through a check of records. The Funds may modify or terminate quantity discounts at any time.

RIGHT OF ACCUMULATION
A reduced sales charge applies to any purchase of shares of any Fund that is purchased with a sales charge where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the total of: (1) the dollar amount of the then current purchase of shares of a Fund; and (2) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Funds on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Funds, with an aggregate current value of $50,000 on which a sales charge has been paid and subsequently purchases shares of a Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.00% (2.25% for the Intermediate Fixed Income Fund) of the offering price.
Similarly, each subsequent investment in Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

LETTER OF INTENT
By signing a Letter of Intent (available from Selected Dealers), an investor becomes eligible for the reduced sales charge applicable to the total number of Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent. To compute the applicable sales charge, the offering price of shares of a Fund on which a sales charge has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

During the term of the Letter of Intent, shares will be held in escrow equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases. If total purchases are less than the amount specified in the Letter of Intent, an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the said charge applicable to the total purchases. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Selected Dealer's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase of shares.

NET ASSET VALUE PURCHASES
Investors may purchase shares of the Funds at net asset value to the extent that the investment represents the proceeds from the redemption, within the previous sixty days, of shares of another mutual fund. When making a purchase at net asset value pursuant to this provision, the investor should forward to the Selected Dealer a copy of the confirmation from the other fund, showing the redemption transaction. Former shareholders of the Funds may purchase shares of the Funds at net asset value up to an amount not exceeding their prior investment in the Funds. When making a purchase at net asset value pursuant to this privilege, the former shareholder should forward to the Selected Dealer a copy of the account statement showing the prior investment in the Funds.

The Company permits its officers and directors; officers, directors and employees of each of Johnson International, Inc. and its subsidiaries, S.C. Johnson &Son, Inc. and its subsidiaries, Johnson Worldwide Associates, Inc. and its subsidiaries, Frye-Louis Capital Management, Inc., and J/K Management Services, Inc.; the Distributor, its affiliates and their employees; Selected Dealers and their employees; clients of the Adviser; fiduciary accounts and agency accounts of Bank Affiliates; and immediate family members of each of the foregoing to purchase shares of the Funds at net asset value. All purchases made through Bank Affiliates must be by persons or entities eligible to purchase shares of the Funds at net asset value. A person's immediate family includes the person's spouse, parents, grandparents, siblings, children and grandchildren.

PROCEDURES TO PURCHASE SHARES
Investors must purchase shares through Selected Dealers or Bank Affiliates. These entities will become shareholders of record of the Funds and have established procedures which investors must follow in purchasing shares. Such procedures need not be identical among Selected Dealers and the procedures established by Bank Affiliates may differ from those of Selected Dealers. These procedures should be carefully reviewed by investors. Each of the Selected Dealers and the Bank Affiliates will establish minimum purchase requirements which need not be identical. Purchase orders placed with a Selected Dealer or a Bank Affiliate prior to the close of regular trading on the New York Stock Exchange ("NYSE") (normally 3:00 p.m. Central Time) will be priced at the applicable offering price determined that day. Selected Dealers and Bank Affiliates are responsible for promptly forwarding orders and payment to the Transfer Agent.


                    SELLING (REDEEMING) SHARES OF THE FUNDS

Investors can sell (redeem) their shares on any business day. All redemption requests must be made through the shareholder of record (i.e., a Selected Dealer or Bank Affiliate). These entities have established procedures which investors must follow in selling (redeeming) shares. Such procedures need not be identical among Selected Dealers and the procedures established by Bank Affiliates may differ from those of Selected Dealers. These procedures should be carefully reviewed by investors. When investors sell their shares they receive the net asset value per share. If the shareholder of record receives a redemption request in the form required by its procedures before the close of regular trading on the NYSE (normally 3:00 p.m. Central Time) the investor will receive that day's price. If the shareholder of record receives the redemption request after the close of regular trading on the NYSE, or on a holiday, weekend or a day the NYSE is closed, it will process the transaction on the next business day.


                               EXCHANGE PRIVILEGE

Investors may exchange shares of one Fund for shares of another Fund without paying any additional sales charge, if they initially paid a sales charge. For example, if an investor had purchased shares of the International Equity Fund and paid the applicable sales charge and wanted to exchange them for shares of the Large Cap Equity Fund, the investor could do so without paying an additional sales charge. The following guidelines apply:

   - Investors must follow procedures established by the Selected Dealer or Bank Affiliate;

   - Investors may only exchange into Funds that are legally available for sale in their state;

   -  Investors may have a taxable gain or loss as a result of an exchange; and

   - The Funds reserve the right to change or end this privilege upon 60 days notice, or suspend this privilege without notice when economic or market changes make it difficult to carry out such transactions.


                             NET ASSET VALUE (NAV)

The Funds compute the net asset value of a Fund share by adding up the value of the individual Fund's assets (i.e., stocks and bonds in the Fund's portfolio), subtracting the Fund's liabilities and dividing the balance by the total number of shares outstanding. The Funds compute the net asset value of each Fund at the end of the day after regular trading on the NYSE closes (normally 3:00 p.m. Central Time). The Funds do not calculate the net asset value for the Funds on the days when the NYSE is not open.

The Funds value (or price) securities owned by a Fund at current market value. For securities with readily available market quotations, the Funds use market quotations to price the security. If a security does not have a readily available quotation, the Funds value the security as determined in good faith by or under the direction of the Board of Directors. The Board of Directors may approve the use of pricing services to assist the Funds in the determination of net asset values. The Funds value all securities with a remaining maturity of 60 days or less on an amortized cost basis.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES
The Funds intend to qualify annually for, and elect tax treatment applicable to, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). Pursuant to the requirements of the Code, the Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any, less any available capital loss carryover, to their shareholders annually, so as to avoid paying income tax on their net investment income and net realized capital gains or being subject to a federal excise tax on undistributed net investment income and net realized gains. Annually, the Funds provide investors with full information on dividends and capital gains distributions for each Fund.

Provided below is a general description of the distribution policies and some of the tax consequences for investors in the Funds. Investors should always check with their tax adviser to determine whether any dividends and distributions paid to them by a Fund are subject to any taxes, including state and local taxes.

The dividends from net investment income of the Funds, including net short-term capital gains are taxable as ordinary income to shareholders whether paid in additional shares or in cash. Any long-term capital gains distributed to investors are taxable as capital gains, whether received in cash or in additional shares, and regardless of the length of time an investor has owned the shares.

The Funds distribute substantially all of their net investment income and any net realized capital gains, if any, for the Funds as follows:

                                             DIVIDENDS            CAPITAL GAINS
FUND                                          (IF ANY)              (IF ANY)
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund                monthly               annually
Large Cap Equity Fund                       quarterly               annually
Small Cap Equity Fund                        annually               annually
International Equity Fund                    annually               annually
--------------------------------------------------------------------------------

MISCELLANEOUS TAX CONSIDERATIONS
Federal law requires the Funds to withhold 31% of a shareholder's reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provided is correct and that the investor is not subject to back-up withholding. The Funds
(particularly the Large Cap Equity Fund) anticipate issuing some shares in exchange for securities which are permitted investments in transactions which are tax-free under the Code. In such transactions, a Fund may acquire securities having unrealized appreciation that may result in a taxable gain when the securities are sold by the Fund. The Funds do not provide information on state and local tax consequences of owning shares in the Funds.

REINVESTMENT OF FUND DISTRIBUTIONS
Investors can reinvest all of their income dividends and/or capital gains distributions into the Funds at net asset value and pay no up-front sales charges. Investors also can have their distributions paid in cash. When investors receive a distribution they may have to pay taxes whether or not they reinvested the distribution.


                               DISTRIBUTION FEES

In addition to the sales charge deducted at the time of purchase, the Funds have adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Act (the "Service and Distribution Plan") to use a portion of the Funds' assets to cover the costs of certain activities relating to the distribution of its shares to investors.

The Service and Distribution Plan permits the Funds to reimburse the Distributor for expenses incurred in distributing the Funds' shares to investors, which include expenses relating to: sales representative compensation (excluding the initial sales charge); advertising preparation and distribution of sales literature and prospectuses to prospective investors; implementing and operating the Plan; and performing other promotional or administrative activities on behalf of the Funds.

Pursuant to the Plan, the Funds may reimburse the Distributor for overhead expenses incurred in distributing the Funds' shares. The Funds may not reimburse the Distributor for expenses of past fiscal years or in contemplation of expenses for future fiscal years. The Funds may not use distribution fees paid by one Fund to finance the distribution of shares for another Fund.

The Distributor may enter into agreements from time to time with Selected Dealers or with affiliates of the Adviser, providing for certain support and/or distribution services to their customers who are the beneficial owners of shares of the Funds. Under these agreements, shareowner support services may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in shares of the Funds; and providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting. Such entities may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of shares. Under these agreements, the Distributor may pay fees at annual rates of up to 0.25% of the average daily net asset value of the shares covered by the agreement.


                       YIELD AND PERFORMANCE INFORMATION

From time to time, the Funds calculate and advertise performance information for different historical periods of time, by quoting yields or total returns designed to inform investors of the performance of a Fund. Whenever the Funds advertise performance, standardized yield and total return information is calculated in accordance with methods established by the Securities and Exchange Commission. Other total return calculations may be included if the Funds believe that investors would find such total return calculations useful in evaluating a Fund's investment performance. The Funds base yields and total returns on historical performance. Such historical performance information should not be used as an indication of future performance. Investment returns and the principal value of investments will fluctuate and may be worth more or less than the investor's original cost when redeemed.

STANDARDIZED YIELD AND TOTAL RETURNS
The Funds may advertise a standardized current yield based on income generated by an investment in a particular Fund over a 30-day period. The Funds determine income earned on debt obligations by applying a calculated yield-to-maturity percentage to the obligations held during the period. The Funds determine income earned from stocks by using the stated annual dividend rate applied over the performance period. Then, the Funds annualize the income earned. The Funds assume that the amount of income generated during the 30-day period is generated and reinvested monthly to provide a six-month return which the Funds then annualize. The Funds show the return as a percentage of the maximum offering price per share on the last day of the period.

The Funds may advertise a standardized average annual total rate of return for one, five and ten-year periods, or for so long as a Fund has been in existence (since inception). The standardized average annual total rate of return is the change in redemption value of shares purchased with an assumed initial investment of a specified amount, after giving effect to the maximum applicable sales charge for shares, assuming the reinvestment of dividends and capital gains distributions.

OTHER TOTAL RETURNS
If the Funds believe it would be useful in evaluating performance, the Funds may advertise total returns for a Fund in ways other than the standardized average annual total rate of return or the other measures of return described above.
For example, the Funds may advertise total returns calculated on the basis of the net amount invested in a Fund (the dollars invested without giving effect to the maximum applicable sales charge). Return calculations based on the net amount invested will be higher than those calculated by the standardized methods for the same time period.

Each of the Funds may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Morningstar, Inc. and Lipper Analytical Services, Inc.; Money, Forbes, Business Week and Barron's magazines; and The Wall Street Journal. (Morningstar, Inc. and Lipper Analytical Services, Inc. are independent ranking services that each rank over 1,000 mutual funds based upon total return performance.) Each of the Funds may also compare its performance to the Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the S&P 500(R), S&P 400 Mid-Cap Growth Index, S&P 600 Index, S&P BARRA Value Index, Lehman Brothers Intermediate Government/Corporate Bond Index, Russell 1000 Growth Index, Russell 2000 Index, Morgan Stanley Capital Institute World
(ex. U.S.) Index and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

The Funds have provided more information on yield and performance in the Statement of Additional Information.


                     ORGANIZATION AND DESCRIPTION OF SHARES

The Company's Articles of Incorporation permit the Board of Directors to issue 1,000,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to designate or redesignate any unissued shares with respect to such series. Each series is a separate Fund. Shareholders are entitled: (1) to one vote per full share; (2) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (3) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of the Company voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares.

As a general matter, shares are voted in the aggregate and not by class, except where class voting would be required by Maryland law or the Act (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities directly attibutable to that Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. The net asset value of a share of any Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends may be paid on shares of any Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Funds, the holders of each Fund would be entitled, out of the assets of the Funds available for distribution, to the assets belonging to that Fund.

The Maryland Business Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its Bylaws and does not anticipate holding an annual meeting of shareholders to elect directors unless otherwise required by the Act. The Company has also adopted provisions in its Bylaws for the removal of directors by its shareholders.


                       ASSET ALLOCATION (DIVERSIFICATION)

Investors should not consider an investment in any one Fund a complete investment program. Like most investors, investors in the Funds should hold a number of different investments, each with a different level of risk, such as common stocks, bonds and money market instruments.


                                   QUESTIONS

If you have questions concerning the Funds, contact your registered representative, investment manager or broker.



                          GLOSSARY OF IMPORTANT TERMS

AMERICAN DEPOSITORY RECEIPTS (ADRS): See Depository Receipts.

AMORTIZED: Paying the principal on a debt by installments, an accounting method that provides for the gradual decline in the value of an asset.

ANNUALIZED: Calculated to represent a year; a statement produced by calculating financial results for periods other than complete year.

ASSET-BACKED SECURITIES: See Mortgage and Asset-Backed Securities on page 31.

BOND: An interest-bearing debt security, or discounted government or corporate security, that requires the issuer to pay a specified amount of interest for a specified time, usually a number of years, then repay the bondholder the face amount of the bond.

BUSINESS DAY: Any day both the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open for business. A business day normally begins at 8:30 a.m. Central Time when the NYSE opens, and usually ends at 3:00 p.m. Central Time when the NYSE closes.

CAPITAL GAIN OR LOSS: A capital gain or loss equals the increase or decrease in the value of a security over the original purchase price. A gain or loss is REALIZED when the security that has increased or decreased in value is sold. An UNREALIZED GAIN or LOSS occurs when the value of a security increases or decreases but the security is not sold. If a security is held for more than the applicable capital gains tax holding period and then sold at a profit, that profit is a REALIZED LONG-TERM CAPITAL GAIN. If it is sold at a profit before the applicable period, that profit is a REALIZED SHORT-TERM CAPITAL GAIN.

CHARTERED FINANCIAL ANALYST (CFA): Designation earned by financial analysts who pass examinations in economics, financial accounting, portfolio management, security analysis and standards of conduct.

COLLATERAL: Something of value, such as real estate, stocks and bonds, pledged to secure a debt.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS): A debt security providing the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date.

COMMERCIAL PAPER: Short-term unsecured debt obligations issued by businesses and sold at a discount but redeemed at par within 2 to 270 days.

COMMERCIAL PAPER MASTER NOTES: Unsecured debt obligations issued by businesses that permit a series of short-term borrowings under a single promissory note. Borrowings under commercial paper master notes are payable in whole or in part at any time, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change.

COMPANY: JohnsonFamily Funds, Inc.

CONVERTIBLE DEBT SECURITIES: Debt securities that convert or exchange into stocks or carry with it the right to acquire stocks evidenced by warrants attached to the bond or acquired as part of the unit with the bonds.

CREDIT RISK: The fundamental risk of investing that the issuer of a security may not be able to meet its obligations to its investors, usually used in describing the fundamental risk of debt securities. Nationally recognized statistical rating organizations (NRSROs) rate debt securities on the ability of the issuer to pay the interest and principal on the debt issued.

DEBT SECURITIES: Bonds and other debt instruments used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity.

DELAYED-DELIVERY SECURITIES: Refers to the delivery of securities later than the customary delivery date.

DEPOSITORY RECEIPTS: Depository receipts are receipts evidencing ownership in the underlying shares of a foreign company. Generally U.S. banks and trusts issue American depository receipts (ADRs) and American depository shares (ADSs). They hold the foreign company securities underlying the receipts in their vaults. In addition to the underlying securities, the receipts entitle the shareholder to all dividends and capital gains. The bank or trust company issuing the receipts may have denominated the receipts in a currency other than the currency underlying the foreign security. U.S. and European banks and trust companies usually issue global depository receipts (GDRs), which are receipts in the shares of a global offering of a foreign issuer who has issued two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. European banks and trust companies generally issue European depository receipts (EDRs), sometimes called continental depository receipts (CDRs) when issued in bearer form, which evidence ownership in foreign securities.

EQUITY: Ownership interest in a company; stocks represent the equity or amount of ownership an investor has in the company issuing the stock.

FDIC: The Federal Deposit Insurance Corporation is an agency of the federal government that guarantees individual deposits up to $100,000 at participating banks and savings and loan associations.

FINANCIAL RISK: The fundamental risk of how a company will perform after analyzing its balance sheet and income statements to forecast its future stock price movements. Fundamental analysts consider past records of assets, earnings, sales, product, management and markets in predicting future trends in these indicators of a company's success or failure. There is a risk that the factors affecting a company's performance will change, causing the company's stock to underperform.

FUTURES CONTRACT: Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date.

GENERAL OBLIGATION BONDS: Municipal bonds secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest.

INTEREST: The payment borrowers (i.e., bond issuers) make to lenders (i.e., bond holders) for the use of their money, usually expressed as a percentage of the amount borrowed (the principal). Usually interest is expressed as a rate per period of time, typically one year, in which case it is called an annual rate of interest.

INTEREST RATE RISK: The risk that a rise in the level of interest rates will reduce the market value (price) of securities held, particularly bonds, in a fund's portfolio. Typically, a bond pays a fixed rate of interest (called the "coupon"). When interest rates rise in the economy the value of the coupon (the amount of money received periodically on the bond) falls in comparison. As a result, the price of the bond declines. In general, a decline in prevailing interest rate levels increases the value of the securities, particularly the bonds, held in a fund's portfolio and vice versa. Interest rate fluctuations affect a fund's net asset value but not the income received from its existing portfolio because the income paid on the bonds or other securities does not change. However, changes in prevailing interest rates will affect the yields on subsequently purchased securities.

INVESTMENT GRADE: A bond or other fixed-income security is considered investment grade if it is rated investment grade by an NRSRO, such as BBB or better by D&P, or S&P or Baa or better by Moody's.

LIQUIDITY: The ease and speed at which an investor or holder of the security can sell or otherwise convert the security into cash.

MARGIN: Amount a customer deposits with a broker when borrowing from the broker to buy securities.

MARKET CAPITALIZATION: The value of a corporation as determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. Thus, if a corporation has one million shares outstanding and the market price of a share is $10, the market capitalization of the corporation is $10 million.

MARKET RISK: The tendency of security prices to move together. The risk that a broad market downturn will affect investments in a particular asset class.

MARKET VALUE: The price at which an investor can buy or sell a security at a given time in an open market.

MATURITY: The date on which the principal of a debt obligation, such as a bond, comes due and must be repaid.

MONEY MARKET MUTUAL FUND: Mutual funds that invest exclusively in money market instruments.

MONEY MARKET INSTRUMENT: Short-term, liquid debt, such as Treasury bills and commercial paper. The issuers sell these instruments at a discount but redeem them at par. See Commercial Paper.

MORTGAGE AND ASSET-BACKED SECURITIES: Typically these securities consist of interest in pools of mortgages or consumer loans that provide monthly payments consisting of both interest and principal payments. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or consumer loans net of any fees paid to the issuers or guarantors of such securities. Mortgage-backed and/or asset-backed securities may make additional payments due to principal prepayments made on the mortgages or loans, refinancing or foreclosures on the underlying property. Mortgage-backed securities also may include debt obligations collateralized by mortgage loans or mortgage pass-through securities ("CMOs") and stripped mortgage-backed securities, as well as other types of mortgage-backed securities. For more information on mortgage-backed securities, please refer to the Statement of Additional Information.

MUNICIPAL BONDS: Debt obligations issued by or on behalf of state government, U.S. territories or possessions, the District of Columbia and their political subdivisions, agencies and instrumentalities.

MUTUAL FUND: Also called an open-end investment company. People invest by buying shares in the mutual fund, thereby pooling shareholders' money and allowing the fund to invest in a number of securities. The fund distributes any profits from these investments, after expenses, to the fund's shareholders. Although shares in a fund are sold publicly, they are not traded on an open exchange because a fund will buy and sell shares to meet investor demand. Since the mutual fund can issue more shares, a mutual fund's capitalization is not fixed but open.

NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO): A company that assesses the quality and potential performance of bonds, commercial paper, preferred and common stocks and municipal short-term issues, and rates the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P) and Duff & Phelps, Inc. (D&P).

PRINCIPAL: The amount of an obligation (such as a bond or loan) that must be repaid at maturity.

PORTFOLIO: Combined holdings of more than one stock, bond, commodity, real estate investment, cash equivalent or other asset by an individual or institutional investor. The purpose of a portfolio is to reduce risk by diversification.

PORTFOLIO TURNOVER RATE: See Turnover on page 33.

PREFERRED STOCKS: Stocks with a fixed dividend that must be paid before the dividends of common stock are paid.

RECORD DATE: Date on which a shareholder must officially own shares in order to be entitled to a dividend.

REGULATED INVESTMENT COMPANY: Term used by the Internal Revenue Code to define a mutual fund.

REPURCHASE AGREEMENT AND REVERSE REPURCHASE AGREEMENT: Agreement between a seller and a buyer, usually of U.S. government securities, whereby the seller agrees to repurchase the securities at an agreed upon price and, usually, at a stated time. Such agreements, from the perspective of the buyer, are assets and are referred to as "repurchase agreements" and from the perspective of the seller, are liabilities and are referred to as "reverse repurchase agreements."

REVENUE BONDS: Municipal bonds that usually are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise tax or other specific revenue source.

RISK: The possibility that an investor may lose all or part of his or her investment, that the value of the investment will decrease, or that the investor will receive little or no return on the investment. There are many kinds of risk in investing. See Credit Risk, Financial Risk, Interest Rate Risk and Market Risk.

SEC: The U.S. Securities and Exchange Commission.

SECURITIES: Financial instruments, usually stocks, bonds, money market instruments or mutual fund shares issued by corporations, municipalities and state, local or national governments or investment companies to raise or borrow money or give the public an opportunity to participate in the growth of a company.

STOCKS: See Equity on page 30.

TOTAL RETURN: The combination of the price change of an investment plus any income (or other distributions), expressed as a percentage gain or loss in the investment's value.

TRANSFER AGENT: An agent appointed by a mutual fund to maintain shareholder records.

Trust: An arrangement that permits one party, the Trustee, to hold legal title of and control property for the benefit of, another party, the beneficiary.

TURNOVER: Also called the Portfolio Turnover Rate. A measure of the amount of buying and selling activity in a fund's portfolio. A portfolio turnover rate of 100% implies that an amount equal to the value of the entire portfolio is turned over in a year. Market conditions, the portfolio manager's investment style, the nature of the fund, and investor purchases and redemptions affect the portfolio turnover rate.

12B-1 DISTRIBUTION FEE: The fee a mutual fund charges shareholders to cover the expenses the fund has for shareholder service, advertising, promoting and selling shares in the fund; also called distribution fee.

VARIABLE OR FLOATING RATE BONDS: Variable or floating rate debt obligations that bear variable or floating interest rates. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate formulas are designed to reduce the effect of changing interest rates on the underlying market values of the instruments.

VOLATILITY: The measure of the rise and fall of a security's price over a stated period of time.

WHEN-ISSUED SECURITIES: The term refers to a transaction made conditionally because the security, although authorized, has not yet been issued. New issues of stocks and bonds, stocks that have split and Treasury securities are all traded on a when-issued basis.

YIELD: The income generated by an investment (from dividends or interest) over a given period of time, expressed as a percentage of either cost or current price.


JohnsonFamily Funds, Inc.
Caller No. 2012
Racine, WI 53401-9988